Victory Portfolios II

VictoryShares THB Mid Cap ESG ETF (MDCP)

Supplement dated December 11, 2023,

to the Summary Prospectus and Prospectus each dated November 1, 2023

This supplement amends the Summary Prospectus and Prospectus of the above-referenced Fund. Please review this important information carefully.

The Board of Trustees of Victory Portfolios II (the "Trust") upon recommendation of Victory Capital Management Inc., the Trust's investment adviser, approved a change in the name of the VictoryShares THB Mid Cap ESG ETF (the "Fund"). The Fund will be referred to as follows:

Current Name	New Name
VictoryShares THB Mid Cap ESG ETF	VictoryShares THB Mid Cap ETF

There will be no change in the management or investment policies of the Fund. This is solely a change to the Fund's name and is expected to become effective at the start of business on February 1, 2024.

If you wish to obtain more information, please call the Victory Funds at 866-376-7890 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.